                                                                    Exhibit 10.3

                            NOTE PURCHASE AGREEMENT

          This Note Purchase Agreement (this "Agreement"), dated as of December
                                              ---------
11, 1997, is made by and between SCE Funding LLC, a Delaware limited liability company (the "Note Issuer"), and the California Infrastructure and Economic
              -----------
Development Bank Special Purpose Trust SCE-1, a not-for-profit business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to
                                                        -----
that certain Amended and Restated Declaration and Agreement of Trust (the "Trust
                                                                           -----
Agreement"), dated as of December 11, 1997 among Bankers Trust (Delaware), as
---------
Delaware Trustee, Bankers Trust Company of California, N.A., a national banking association, as certificate trustee (in such capacity, the "Certificate
                                                            -----------
Trustee") and the California Infrastructure and Economic Development Bank (the "Infrastructure Bank"), as Originator.

                                    RECITALS

          A. Capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Indenture (the "Note Indenture"),
                                                          --------------
dated as of December 11, 1997, between Note Issuer and Bankers Trust Company of California, N.A., a national banking association, as trustee (the "Note
                                                                   ----
Trustee"), which is incorporated herein by this reference.

          B. On the Closing Date, and on the terms set forth herein, the Note Issuer has agreed to sell to the Trust and the Trust has agreed to purchase from the Note Issuer $2,463,000,000 in principal amount of SCE Funding LLC Notes, Series 1997-1 (the "Notes"), issued pursuant to the Note Indenture.
                    -----

                                   AGREEMENT

          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Note Issuer and the Trust agree as follows:

1.   SALE OF NOTES

     a.   Authorization of Notes.
          ----------------------

          On or before the Closing Date, the Note Issuer shall have caused to be authorized pursuant to the Note Indenture the issuance of a series of Notes in such classes and principal amounts as set forth in Schedule 1(a) attached hereto and incorporated herein by this reference.

     b.   Issuance and Purchase.
          ---------------------

          On the basis of the representations, warranties and covenants contained in this Agreement and in the Note Indenture (collectively, the "Note
                                                                          ----
Purchase Documents"), and subject to the terms and conditions of the Note
------------------
Purchase Documents, the Note Issuer agrees to issue and sell to the Trust, and the Trust agrees to purchase from the Note Issuer, the Notes set forth in Schedule 1(a) hereto. The purchase price of each class of Notes is set forth in Schedule 1(a) attached hereto, and the aggregate purchase price of the Notes shall be an amount equal to the proceeds to the Trust set forth in
Schedule I to the Underwriting Agreement dated as of December 3, 1997 (the "Underwriting Agreement"), among Southern California Edison Company, the Note Issuer, the Trust, the California Infrastructure and Economic Development Bank, the California State Treasurer's Office and the underwriters named therein, for whom Salomon Brothers Inc and Lehman Brothers Inc. are acting as representatives.

     c.   Delivery.
          --------

          Delivery of, and payment of the purchase price for the Notes shall be made by federal wire transfer of immediately available funds as early as possible after 6:00 a.m. (P.S.T.) on the Closing Date to an account designated by the Note Issuer not later than the Business Day prior to the Closing Date.

2.   CONDITIONS PRECEDENT

          The obligations of the Trust to purchase the Notes under this Agreement are subject to the satisfaction of each of the following conditions:

     a. All the representations and warranties of the Note Issuer contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

     b. Neither the Notes nor the Certificates shall have received a lower rating by any Rating Agency than that on which the Notes or the Certificates, respectively, were marketed.

     c. The Certificate Trustee, on behalf of the Trust, shall have received on the Closing Date an Officer's Certificate dated the Closing Date confirming the matters set forth in Sections 2(a) and 2(b).

     d. The Certificate Trustee, on behalf of the Trust, shall have received a copy of the executed Note Indenture (certified by an Authorized Officer of the Note Issuer) which shall have been entered into by the Note Issuer and the Note Trustee.

     e. The Note Issuer shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Note Issuer at or prior to the Closing Date.

3.   REPRESENTATIONS AND WARRANTIES

          To induce the Trust to enter into this Agreement and to purchase the Notes, the Note Issuer represents and warrants to the Trust on the date of this Agreement that the following statements are true, correct and complete:

     a. The Note Issuer has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware and has the organizational power and authority to carry on its business as described in the Registration Statement covering the Notes (the "Registration
                                                                 ------------
Statement") and to own, lease and operate its properties, and is registered to
---------
transact intrastate business in the State of California.

     b.   This Agreement has been duly authorized, executed and delivered by the
Note Issuer.

     c. The Note Indenture has been duly authorized by the Note Issuer and, on the Closing Date, will have been validly executed and delivered by the Note Issuer. When the Note Indenture has been duly executed and delivered by the
Note Issuer, the Note Indenture will be a valid and binding agreement of the
Note Issuer, enforceable against the Note Issuer in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Note Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

     d. The Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Note Issuer. When the Notes have been issued, executed and authenticated in accordance with the provisions of the Note Indenture and delivered to and paid for by the Trust in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Note Indenture and will be valid and binding obligations of the Note Issuer, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     e. No Default or Event of Default under the Note Indenture has occurred, is occurring or would reasonably occur as a result of the sale of the Notes pursuant to the terms hereof.

     f. The execution, delivery and performance of this Agreement and the other Basic Documents by the Note Issuer, compliance by the Note Issuer with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the California Government Code, the PU Code, the Securities Act of 1933, as amended (the

"Securities Act"), or the securities or Blue Sky laws of the various states),
 --------------
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the limited liability company agreement of the Note Issuer,
(iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Note Issuer or its property, (iv) result in the imposition or creation of (or the obligation to create or impose) a lien under, any agreement or instrument to which the Note Issuer is a party or by which the Note Issuer or its respective property is bound, except under the Basic Documents and any statutory lien under
Section 843(g) of the PU Code.

     g. To the best knowledge of the Note Issuer, there are no legal or governmental proceedings pending or threatened to which the Note Issuer is or reasonably could be a party or to which any of its property is or reasonably could be subject, which might result, singly or in the aggregate, in a material adverse effect on the value of the Notes.

     h. The Note Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Registration Statement, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

     i. The Note Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Registration Statement, will not be, a "holding company," as such term is defined in the Public Utilities Holding Company Act of 1935, as amended.

     j. The Note Issuer has not taken any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     k. Since the date as of which information is given in the Registration Statement and other than as set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Note Issuer and (ii) the Note Issuer has not incurred any material liability or obligation, direct or contingent.

     l. No Rating Agency has indicated to the Note Issuer that it has assigned (or is considering assigning) a lower rating to the Notes or the Certificates than that on which the Notes or the Certificates, respectively, were marketed.

     m. Each certificate signed by any officer of the Note Issuer and delivered to the Certificate Trustee, as the representative of the Trust, or counsel for the Certificate Trustee shall be deemed to be a representation and warranty by the Note Issuer to the Trust as to the matters covered thereby.

4.   COVENANTS

          The Note Issuer covenants and agrees that, until payment in full of the Notes, unless the Certificate Trustee, on behalf of the Trust, shall otherwise give prior written consent, the Note Issuer shall perform all covenants in this Section 4.

     a. To advise the Certificate Trustee, as the representative of the Trust, promptly and, if requested by the Certificate Trustee, on behalf of the Trust, confirm such advice in writing, of the issuance by the Commission or any state securities commission of any stop order suspending the qualification or exemption from qualification of any Note or Certificate for offering or sale in any jurisdiction in which the Certificates have been offered or the initiation of any proceeding by the Commission, any state securities commission or any other federal or state regulatory authority for such purpose. The Note Issuer shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Note or Certificate under the Securities Act, or any state securities or Blue Sky laws and, if at any time the Commission or any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Note or Certificate under the Securities Act, or any state securities or Blue Sky laws, the Note Issuer shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     b. Not to claim voluntarily the benefit of any usury laws against the holders of any Notes. To resist actively any attempts to claim the benefit of any usury laws against the holders of any Notes.

     c. To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

     d. At the written request of the Certificate Trustee, on behalf of the Trust, or the Infrastructure Bank, to provide, or cause to be provided, to the Certificate Trustee, as the representative of the Trust, or the Infrastructure Bank, as applicable, a copy of any requested certificate, notice, opinion or other document delivered to the Note Trustee pursuant to the terms of the Note Indenture.

5.   MISCELLANEOUS

     a.   Fees
          ----

          If for any reason the Notes are not delivered by or on behalf of the
Note Issuer as provided herein (other than as a result of any termination of this Agreement pursuant to the terms hereof), the Note Issuer agrees to reimburse the Trust for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by it. The Note Issuer also agrees to reimburse the Trust, the Certificate Trustee, the Delaware Trustee and the Infrastructure Bank and their respective officers, directors and each person, if any, who controls the Trust, the Certificate Trustee, the Delaware Trustee or the Infrastructure Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) reasonably incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 5(a)), provided, however, that the Note Issuer's obligations pursuant to this
Section 5(a) shall be treated as operating expenses under the Note Indenture and shall be payable only to the extent that funds are available for such operating expenses in the priority set forth in Section 8.02(d) of the Note Indenture.

     b.   Effective Date of Agreement
          ---------------------------

          This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. This Agreement shall terminate automatically upon the termination of the Underwriting Agreement prior to the Closing Date.

     c.   Survival of Representations and Agreements
          ------------------------------------------

          All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the purchase of the Notes hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Note Issuer set forth in Section 5(a) shall survive the payment of the Notes and the termination of this Agreement.

     d.   Notice
          ------

          Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Note Issuer, to:

               SCE Funding LLC
               2244 Walnut Grove Avenue, Room 180
               Rosemead, CA 91770
               Attention: Treasurer
               Facsimile: (626) 302-1851
               Telephone: (626) 302-1850

          if to the Trust or the Certificate Trustee, to:

               Bankers Trust Company of California, N.A.
               c/o Bankers Trust Company
               Corporate Trust and Agency Services
               Four Albany Street
               New York, New York 10006
               Attention: Structured Finance Group
               Facsimile: (212) 250-0338
               Telephone: (212) 250-8360

          if to the Delaware Trustee, to:

               Bankers Trust (Delaware)
               E.A. Delle Donne Corporate Center
               Montgomery Building
               1011 Centre Road, Suite 200
               Wilmington, Delaware 19805-1266
               Attention:  M. Lisa Wilkins
               Facsimile:  (302) 636-3222
               Telephone:  (302) 636-3305
               (with a copy to the Certificate Trustee)

          if to the Infrastructure Bank, to:

               California Infrastructure and Economic Development Bank c/o California Trade and Commerce Agency
               801 K Street, Suite 1700
               Sacramento, California 95814
               Attention:  Executive Director
               Facsimile: (916) 323-2887
               Telephone: (916) 324-9775

     e.   Parties
          -------

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Note Issuer, the Trust, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the directors and officers of the Trust, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, any controlling persons referred to herein, the directors, officers and any manager of the Note Issuer (not in their individual capacities but in their respective capacities as directors, officers or manager of the Note Issuer) and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement, except as contemplated by the Trust Agreement and the other Basic Documents. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Trust merely because of such purchase.

     f.   Governing Law
          -------------

          This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws or principles.

     g.   Severability
          ------------

          If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of the Agreement.

     h.   Further Assurances
          ------------------

          The Note Issuer agrees to execute and deliver such instruments and take such actions as the Certificate Trustee, on behalf of the Trust, may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     i.   Headings
          --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     j.   Counterparts
          ------------

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Note Issuer and the Trust have caused this Note Purchase Agreement to be duly executed by their respective officer or trustee, thereunto duly authorized, all as of the day and year first above written.


                              SCE FUNDING LLC,

                              a Delaware limited liability company


                              By:   /s/ Mary C. Simpson
                                    -------------------
                                    Mary C. Simpson
                                    Vice President and Treasurer


                              CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1, a not-for-profit business trust organized under the laws of the State of Delaware

                              By:   BANKERS TRUST COMPANY OF
                                    CALIFORNIA, N.A., a national banking
                                    association, not in its individual capacity,
                                    but solely as Certificate Trustee


                              By:   /s/ Peter Becker
                                    ----------------
                                    Name:  Peter Becker
                                    Title: Assistant Secretary

                                 SCHEDULE 1(a)
                                     NOTES

            CLASS OF NOTE     PRINCIPAL AMOUNT       PURCHASE PRICE (%)
            -------------     ----------------       ------------------
                 A-1           $  246,300,000             99.74687%
                 A-2           $  307,251,868             99.64648%
                 A-3           $  247,840,798             99.59420%
                 A-4           $  246,030,125             99.52864%
                 A-5           $  360,644,658             99.47756%
                 A-6           $  739,988,148             99.40681%
                 A-7           $  314,944,403             99.28859%
                        Total: $2,463,000,000     $2,450,610,684.82
